UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 9, 2015

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-34620	04-3404176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Binney Street

Cambridge, Massachusetts 02142

(Address of Principal Executive Offices, including Zip Code)

(617) 621-7722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Purchase Agreement

On June 9, 2015, Ironwood Pharmaceuticals, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with the several initial purchasers named in Schedule 1 thereto (the “Initial Purchasers”), for whom J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC acted as representatives (the “Representatives”) relating to the sale of $300 million aggregate principal amount of 2.25% Convertible Senior Notes due 2022 (the “Notes”) to the Initial Purchasers. The Company also granted the Initial Purchasers an option to purchase up to an additional $45 million aggregate principal amount of the Notes solely to cover over-allotments.

The Purchase Agreement includes customary representations, warranties and covenants. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Indenture and the Notes

The Notes were issued by the Company on June 15, 2015, pursuant to an Indenture, dated as of such date (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”). The Notes will bear cash interest at the annual rate of 2.25%, payable on June 15 and December 15 of each year, beginning on December 15, 2015, and will mature on June 15, 2022 unless earlier converted or repurchased.  The Company will settle conversions of the Notes through payment or delivery, as the case may be, of cash, shares of Class A common stock of the Company or a combination of cash and shares of Class A common stock, at the Company’s option (subject to, and in accordance with, the settlement provisions of the Indenture). The initial conversion rate for the Notes is 60.3209 shares of Class A common stock (subject to adjustment as provided for in the Indenture) per $1,000 principal amount of the Notes, which is equal to an initial conversion price of approximately $16.58 per share, representing a conversion premium of approximately 35% above the closing price of the Class A common stock of $12.28 per share on June 9, 2015.

Holders of the Notes may convert their Notes at their option at any time prior to the close of business on the business day immediately preceding December 15, 2021 in multiples of $1,000 principal amount, only under the following circumstances:

•                  during any calendar quarter commencing after the calendar quarter ending on September 30, 2015 (and only during such calendar quarter), if the last reported sale price of the Company’s Class A common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price for the Notes on each applicable trading day;

•                  during the five business day period after any five consecutive trading day period (the “measurement period”) in which the “trading price” (as defined in the Indenture) per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s Class A common stock and the conversion rate for the Notes on each such trading day; or

•                  upon the occurrence of specified corporate events described in the Indenture.

On or after December 15, 2021 until the close of business on the second scheduled trading day immediately preceding June 15, 2022, holders may convert their Notes, in multiples of $1,000 principal amount, at the option of the holder regardless of the foregoing circumstances.

If the Company experiences a fundamental change, as described in the Indenture, prior to the maturity date of the Notes, holders of the Notes will, subject to specified conditions, have the right, at their option, to require the Company to repurchase for cash all or a portion of their Notes at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but not including, the fundamental change repurchase date. In addition, following certain corporate events that occur prior to the maturity date of the Notes, the Company will increase the conversion rate for a holder who elects to convert its Notes in connection with such corporate event.

The Indenture provides for customary events of default. In the case of an event of default with respect to the Notes arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default with respect to the Notes under the Indenture occurs or is continuing, the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal amount of the Notes to be immediately due and payable.

In certain circumstances if, at any time during the six-month period beginning on, and including, the date that is six months after the last date of original issuance of the Notes, the Company fails to timely file certain documents or reports required under the Securities Exchange Act of 1934, as amended, or the Notes are not otherwise freely tradable by holders of the Notes other than the Company’s affiliates, additional interest will accrue on the Notes during the period in which its failure to file has occurred and is continuing or such Notes are not otherwise freely tradable by holders other than the Company’s affiliates.

In addition, if, and for so long as, the restrictive legend on the Notes has not been removed, the Notes are assigned a restricted CUSIP number or the Notes are not otherwise freely tradable by holders other than the Company’s affiliates (without restrictions pursuant to U.S. securities laws or the terms of the Indenture or the Notes) as of the 370th day after the last date of original issuance of the Notes, the Company will pay additional interest on the Notes during the period in which the Notes remain so restricted.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to each of the Indenture and form of Note, which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Convertible Note Hedge and Warrant Transactions

In connection with the offering of the Notes, on June 10, 2015, the Company entered into convertible note hedge transactions with JPMorgan Chase Bank, National Association, London Branch and Credit Suisse Capital LLC (the “Option Counterparties”).  The convertible note hedge transactions are generally expected to reduce the potential dilution to the Company’s Class A common stock upon conversion of the Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Notes in the event that the market price per share of the Company’s Class A common stock, as measured under the terms of the convertible note hedge transactions, is greater than the conversion price of the Notes. On June 10, 2015, the Company also entered into warrant transactions in which it sold warrants to the Option Counterparties, which are initially exercisable into 18,096,270 shares of the Company’s Class A common stock, subject to customary anti-dilution adjustments. The strike price of the warrants is initially $21.50 per share, which is approximately 75% above the last reported sale price of the Company’s Class A common stock on June 9, 2015. The warrants are exercisable over the 150 trading day period beginning on September 15, 2022. The warrant transactions could have a dilutive effect on the Class A common stock to the extent that the market price per share of the Company’s Class A common stock exceeds the applicable strike price of the warrants under the terms of the warrant transactions. The Company paid the Option Counterparties approximately $82.1 million for the convertible note hedge transactions and received approximately $63.3 million from the Option Counterparties for the warrants, resulting in a net cost to the Company of approximately $18.8 million. The Company may enter into one or more additional convertible note hedge transactions and warrant transactions if the Initial Purchasers exercise their over-allotment option to purchase up to an additional $45 million aggregate principal amount of the Notes.

Aside from the initial payment of a premium to the Option Counterparties, the Company will not be required to make any cash payments to the Option Counterparties under the convertible note hedge transactions and will be, upon conversion of the Notes and satisfaction of certain other customary conditions, entitled to receive from the Option Counterparties a number of shares of the Company’s Class A common stock, an amount of cash, or a combination of cash and shares of the Company’s Class A common stock generally based on the amount by which the market price per share of the Company’s Class A common stock, as measured under the terms of the convertible note hedge transactions, is greater than the strike price of the convertible note hedge transaction during the relevant valuation period. However, if the market price per share of the Company’s Class A common stock, as measured under the terms of the warrant transactions, exceeds the strike price of the warrants during the measurement period at the maturity of the warrants, the Company will generally owe the Option Counterparties shares of its Class A common stock. The Company will not receive any additional proceeds if the warrants are exercised.

The convertible note hedge transactions and the warrant transactions are separate transactions, entered into by the Company with the Option Counterparties, and are not part of the terms of the Notes. Holders of the Notes do not have any rights with respect to the convertible note hedge transactions or warrant transactions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Indenture and the Notes” is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01 of this Current Report on Form 8-K, on June 15, 2015, the Company issued $300 million aggregate principal amount of Notes to the Initial Purchasers in a private placement pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the terms of the Purchase Agreement. The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, for resale by such Initial Purchasers to “qualified institutional buyers” pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company will settle conversions of the Notes through payment or delivery, as the case may be, of cash, shares of Class A common stock of the Company or a combination of cash and shares of Class A common stock, at the Company’s option (subject to, and in accordance with, the settlement provisions of the Indenture).  Neither the Notes nor the underlying shares of Class A common stock (if the Company elects to settle conversions of the Notes through delivery of shares of the Company’s Class A common stock) have been registered under the Securities Act or may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Additionally, as described in Item 1.01 of this Current Report on Form 8-K, on June 10, 2015, the Company entered into warrant transactions with each of the Option Counterparties. Pursuant to the warrant transactions, the Company issued warrants initially exercisable into 18,096,270 shares of the Company’s Class A common stock with a strike price of $21.50 per share. The number of warrants and the strike price are subject to adjustment under certain circumstances described in the base warrants confirmations. The Company offered and sold the warrants in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Neither the warrants nor the underlying shares of Class A common stock (issuable in the event the market price per share of the Class A common stock exceeds the strike price of the warrants (under the terms of the warrant transactions) on the date the warrants are exercised) have been registered under the Securities Act. Neither the warrants nor such underlying shares of Class A common stock may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including, but not limited to, statements about the Company’s convertible note hedge transactions and warrant transactions, including the impact such transaction may have, and any additional convertible note hedge transactions and warrant transactions into which the Company may enter. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include, without limitation, the risk that the Company’s convertible note hedge transactions will not reduce the potential dilution to the Company’s Class A common stock and/or offset any cash payments the Company is required to make. Applicable risks also include those listed under the heading “Risk Factors” and elsewhere in Ironwood’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, in addition to the risk factors that are listed from time to time in Ironwood’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent filings with the Securities and Exchange Commission. Ironwood undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after this Form 8-K. Except as otherwise noted, these forward-looking statements speak only as of the date of this Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item  9.01    Financial Statements and Exhibits

(d)                   Exhibits

1.1

Purchase Agreement, dated as of June 9, 2015, among Ironwood Pharmaceuticals, Inc. and the several Initial Purchasers named in Schedule 1 thereto for whom J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC acted as Representatives.

4.1	Indenture, dated as of June 15, 2015, by and between Ironwood Pharmaceuticals, Inc. and U. S. Bank National Association (including the form of the 2.25% Convertible Senior Note due 2022).

4.2	Form of Note (included in Exhibit 4.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONWOOD PHARMACEUTICALS, INC.

By:	/s/ Thomas Graney
Name:	Thomas Graney
Title:	Chief Financial Officer & Senior Vice President of Finance and Corporate Strategy

Date: June 15, 2015

EXHIBIT INDEX

Exhibit No.	Description
1.1

Purchase Agreement, dated as of June 9, 2015, among Ironwood Pharmaceuticals, Inc. and the several Initial Purchasers named in Schedule 1 thereto for whom J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC acted as Representatives.

4.1	Indenture, dated as of June 15, 2015, by and between Ironwood Pharmaceuticals, Inc. and U. S. Bank National Association (including the form of the 2.25% Convertible Senior Note due 2022).

4.2	Form of Note (included in Exhibit 4.1).